UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2016 (September 17, 2016)

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36498	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., Suite 100 Cupertino, California	95014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (408) 973-7884

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 17, 2016, the Board of Directors (the “Board”) of Cellular Biomedicine Group, Inc. (the “Company”) adopted Amended and Restated Bylaws, effective immediately.
The Amended and Restated Bylaws contain provisions that differ from the original bylaws, including but not limited to provisions that govern:
●
How a special meeting of stockholders can be called and postponed;
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The stockholder voting threshold for removing directors with cause;
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How board vacancies can be filled;
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The timeframe for submitting stockholder proposals for consideration at a meeting of stockholders;
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The stockholder voting threshold for amending the bylaws;
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Procedures for removing officers;
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Procedures for approving officer compensation;
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The right of directors to inspect the Company’s books and records;
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The duration of the validity of proxies.

The above descriptions are not intended to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.08 Shareholder Director Nominations.

On September 17, 2016, the Company’s Board scheduled its 2017 annual meeting of stockholders (the “2017 Annual Meeting”) for June 2, 2017, which date is more than 30 days from the anniversary date of the Company’s 2016 annual meeting of stockholders.

The Company has set a deadline of April 21, 2017 for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2017 Annual Meeting, which date the Company has determined to be a reasonable time before it expects to begin to print and sent its proxy materials. In order to be considered timely, any such proposal must be received by the Company at its principal executive offices at 19925 Stevens Creek Blvd., Suite 100, Cupertino, CA 95014, and addressed to the attention of the corporate secretary, no later than 5:00 p.m. Eastern Standard Time on April 21, 2017. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2017 Annual Meeting.

In addition, in accordance with the Company’s Amended and Restated Bylaws, stockholders who intend to submit a proposal regarding a director nomination at the 2017 Annual Meeting must ensure that notice of any such proposal (including certain additional information specified in the Amended and Restated Bylaws) is received by the corporate secretary at the Company’s principal executive offices at 19925 Stevens Creek Blvd., Suite 100, Cupertino, CA 95014, and addressed to the attention of the Corporate Secretary no later than 5:00 p.m. Eastern Standard Time on February 2, 2017. This deadline will also apply in determining whether notice is timely for purposes of exercising discretionary voting authority with respect to proxies for purposes of Rule 14a- 4(c) under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:
3.1	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: September 21, 2016	By:	/s/ Bizuo (Tony) Liu
Bizuo (Tony) Liu Chief Executive Officer